UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2008

Etelcharge.com
(Exact name of registrant as specified in its charter)

Nevada	000-30479	75-2847699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1636 North Hampton Rd., Ste. 270, Desoto, Texas	75115-8621
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 298-3800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On July 24, 2008, the Board of Directors (the “Board”) of Etelcharge.com (the “Company”) made a bonus determination with respect to Robert M. Howe III, the Company’s President and CEO, for his performance over the past year since he was appointed to such positions. In recognition of Mr. Howe’s leadership and achievement over the past year, the Board approved (i) a cash bonus award of $150,000, payable in six equal monthly installments of $25,000 beginning on August 15, 2008, and (ii) an award of ten million (10,000,000) shares of the Company’s common stock (the “Stock Award”). The Stock Award is to be made pursuant to the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), and is subject to (1) stockholder approval of the 2008 Plan, (2) execution of a stock award agreement between the Company and Mr. Howe, and (3) the registration on Form S-8 of the shares reserved for issuance under the 2008 Plan.

Item 8.01 Other Events.

The Company intends to hold an Annual Meeting of Stockholders (“Annual Meeting”) on September 16, 2008 for the following purposes:

1. To elect three directors to hold office until their successors are elected and qualified;

2. To approve a Certificate of Amendment to the Company’s Articles of Incorporation increasing the number of the Company’s authorized shares of common stock from 400,000,000 to 5,000,000,000;

3. To approve the Company’s 2008 Equity Incentive Plan;

4. To ratify the selection of Whitley Penn LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008;

5. To approve an amendment to the Company’s Bylaws permitting the Company’s Board of Directors to make certain amendments to the Bylaws that were previously only permitted to be made by the Company’s stockholders; and

6. To conduct any other business properly brought before the meeting.

The deadline for stockholder proposals to be included in our proxy statement for our 2008 Annual Meeting, if eligible to be so included, is August 9, 2008. The deadline for proposals not intended to be included in our proxy statement for our 2008 Annual Meeting, but intended to be considered at that meeting, is August 25, 2008, which is not less than ten days after the anticipated mailing of our notice of the date of our 2008 Annual Meeting. If we do not receive a stockholder proposal by this second deadline, the proposal will be excluded from consideration at the 2008 Annual Meeting. This advance notice requirement supersedes the notice period in SEC Rule 14a-4(c)(1) of the federal proxy rules regarding the discretionary proxy voting authority with respect to such stockholder business. Stockholder proposals should be delivered to the Company at the Company’s principal executive offices at 1636 N. Hampton Road, Suite 270, DeSoto, Texas 75115, Attention: President.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2008

Etelcharge.com

By:	/s/ Robert M. Howe, III
Name: Robert M. Howe, III
Title: President and Chief Executive Officer